SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
         [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           QUINTEK TECHNOLOGIES, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

                  [ ] Fee computed on table below per Exchange
                         Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
 -------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
 -------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
 -------------------------------------------------------------------------------

              (4) Proposed maximum aggregate value of transaction:
 -------------------------------------------------------------------------------
                               (5) Total fee paid:

 -------------------------------------------------------------------------------
               [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:

 -------------------------------------------------------------------------------
                (2) Form, Schedule or Registration Statement No.:

 -------------------------------------------------------------------------------
                                (3) Filing Party:

 -------------------------------------------------------------------------------
                                 (4) Date Filed:

 -------------------------------------------------------------------------------

May 24, 2004


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Quintek Technologies, Inc. to be held at 10:00 a.m., June 30, at Holiday Inn, 450 East Harbor Boulevard, Ventura, California 93001.

In connection with the Annual Meeting, enclosed herewith is the Proxy Statement and Proxy. Additionally, enclosed find our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003. We are requesting your approval of a number of proposals which are very important to the Company's future success. Therefore, whether or not you expect to attend the meeting in person, it is imperative that your shares be voted at the meeting. At your earliest convenience, please complete, date and sign the Proxy and return it in the enclosed, postage-paid envelope furnished for that purpose.

Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

I look forward to seeing you at the Annual Meeting. In the meantime, please feel free to contact me with any questions you may have.


Sincerely,

/s/ Robert Steele
----------------------
Robert Steele
Chairman  and  Chief  Executive Officer

                           QUINTEK TECHNOLOGIES, INC.
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2004
                            -------------------------

To Our Shareholders:


The Annual Meeting of Shareholders of Quintek Technologies, Inc., a California corporation (the "Company"), will be held at 10:00 a.m., June 30, 2004, at Holiday Inn, 450 East Harbor Boulevard, Ventura, California 93001 for the following purposes:


1.       The election of Robert Steele and Andrew Haag as Directors;


2.       To act upon a proposal to ratify the  appointment  of Kabani & Company,
         Inc.,   Certified  Public   Accountants,   as  the  independent  public
         accountants of the Company for fiscal 2004;


3. To act upon an amendment to increase the number of authorized shares of Common Stock to 200,000,000, and to increase the number of authorized shares of Preferred Stock to 50,000,000;

4. To act upon an amendment to authorize the Board of Directors to divide the Preferred Stock into any number of classes or series, fix the designation and number of shares of each such series or class, and alter or determine the rights, preferences, privileges and restrictions of each class or series of Preferred Stock not yet issued;

5. To act upon an amendment to authorize a quorum for any shareholder meeting to be at least one third (1/3) of the shares entitled to vote;

6.       To approve and adopt the Quintek  Technologies,  Inc. 2004 Stock Option
         Plan; and

7. To transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments thereof.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please promptly mark, sign and date the enclosed proxy and return it in the envelope provided for that purpose.

By Order of the  Board  of  Directors,

/s/  Robert Steele
-------------------------
ROBERT STEELE
Chairman  and  Chief  Executive  Officer

                           QUINTEK TECHNOLOGIES, INC.
                             ----------------------
                                 PROXY STATEMENT
                                ----------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL


The enclosed proxy is solicited on behalf of the Board of Directors of Quintek Technologies, Inc., a California corporation (the "Company"), for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting"), to be held at 10:00 a.m., on June 30, 2004.


Only holders of Common Stock of record at the close of business on Masy 14, 2004, will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. On May 14, 2004, the record date for the Annual Meeting, the Company had issued and outstanding 48,884,994 shares of Common Stock, no par value ("Common Stock").


The Company's principal executive offices are located at 537 Constitution Avenue, Suite B, Camarillo, California 93012. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is May 24, 2004.


QUORUM  AND  VOTING

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Votes withheld for director nominees and abstentions on the other proposals to be considered at the Annual Meeting will be counted in determining whether a quorum has been reached, but the failure to execute and return a proxy will result in a shareholder not being considered present at the meeting. The holders of the Common vote on all matters to be submitted to shareholders at the Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

Assuming the presence of a quorum, generally the adoption of a proposal by the shareholders requires the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Directors are elected by a plurality, and the two nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be taken into account to determine the outcome of the election of directors or the approval of any proposal. Approval of all of the remaining proposals will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Annual Meeting. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. Brokers who hold shares of stock in street name for customers and who indicate on a proxy that the broker does not have discretionary authority to vote those shares as to a particular matter are referred to as broker non-votes. Broker non-votes will have no effect in determining whether a proposal will be adopted at the Annual Meeting although they would be counted as present for purposes of determining the existence of a quorum. Abstentions as to a particular proposal will have the same effect as votes against such proposal.

REVOCABILITY  OF  PROXIES

Shares represented by proxies, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of all of the proposals referred to in the Notice of Annual Meeting and for the two nominees for Director listed in Item 1 below. A shareholder who signs and returns a proxy may revoke it any time before it is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company. Your mere attendance at the Annual Meeting will not revoke your proxy.

SOLICITATION

The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's Directors, officers or employees in person or by telephone, facsimile transmission or telegram.


SECURITY OWNERSHIP

COMMON STOCK

The following table sets forth, as of December 1, 2003, the beneficial ownership of the Common Stock of each of the Company's directors and executive officers and any beneficial owner of more than five percent of the Common Stock, as well as by the Company's directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

On December 1, 2003, 48,884,994 shares of our common stock were outstanding.

                                                   Shares Owned
Shareholder                                    Number       Percent

Robert Steele, President, CEO and Chairman     400,000      0.82%

Andrew Haag, CFO, Director                           0      0.00%

Zubair Kazi (3)                              4,428,572      9.06%

Kurt Kunz, VP Engineering (1) (2)              924,428      1.89%

All directors as a group  (2 persons)          400,000      0.82%

(1) These shares and options are beneficially owned equally by Kurt Kunz, his wife, Teresa, and their children.

(2) Includes warrants to purchase 350,000 shares of restricted common stock at $1.00 per share within 60 days after June 30, 2003

(3) Includes 1,428,572 shares owned by Kazi Management VI, Inc., an affiliate of Mr. Kazi.

EXECUTIVE COMPENSATION

None of our executive officers received a total annual salary and bonus of more than $100,000 for the year ended June 30, 2003. The following table summarizes the yearly compensation of our past and current President for the three years ended June 30, 2003.

          ----------------- Annual Compensation ------------------      ---------- Long Term Compensation----------
                                                                                        Securities
                                            Other Annual               Restricted       Underlying        All Other
Name              Year              Salary  Compensation (3)           Stock Awards     Options          Compensation
Tom Sims          FY2003 (1)        $19,400          $1,570                 --              --               --
President         FY2002            $19,500          $6,106             $ 68,000 (4)        --               --
                  FY2001            $60,000            --                   --              --               --

Robert Steele     FY2003 (2)        $30,000          $2,500                 --              --               --
President

Notes:

1) Represents compensation received by Sims while serving as our President from 6/30/02 to 1/31/03.

2) Represents compensation received by Steele while serving as our President from 2/1/03 to 6/30/03.

3) These amounts represent the Company's payments to provide an automobile and health insurance for Mr. Sims and Mr. Steele.

4) This represents an issuance of 200,000 shares of restricted common stock valued at $0.06 per share and 800,000 shares of restricted common stock valued at $0.07 per share to or for the benefit of Tom Sims.

No Stock Options Were Granted in Fiscal 2003

Quintek did not grant any stock options or stock appreciation rights or Long-Term Incentive Plan Awards to its officers or employees, in the fiscal year ended June 30, 2003.

Aggregated 2001 Option Exercises and Year-End Values

The following table summarizes the number and value of all unexercised stock options held by Mr. Sims and Mr. Steele at June 30, 2003. No stock appreciation or similar rights were exercised during or remained outstanding at the end of Fiscal 2003.

                                    Number of Securities Underlying             Value of Unexercised In-the-
                                    Unexercised Options/SARs at FY-End (#)      Money Options/SARs at FY-End ($)

Name              Shares            Value
                  Acquired on       Realized         Exercisable/Unexercisable          Exercisable/Unexercisable
                  Exercise
Tom Sims              0                 $0                285,000*/0                        $0/$0**

Robert Steele         0                 $0                0/0                               $0/$0**

* Includes options and shares granted to Catherine Sims who is the wife of Tom Sims.
** Based on a closing bid price on the OTC Bulletin Board on June 30, 2003.

EXECUTIVE EMPLOYMENT AGREEMENTS

On January 31, 2003, the Company entered into an Employment Agreement with Robert Steele to become our President and Chief Executive Officer for a period of five years ending January 31, 2008, with a salary of $6,000 per month. Mr. Steele's salary remains unchanged until such time as the Company's quarterly gross revenue (as determined by its regular accountants) shall exceed or equal the sum of $300,000. Should this occur, his salary for the following quarter shall be increased to $9,000 per month. At such time as the Company's quarterly gross revenue shall exceed or equal the sum of $600,000, his salary for the following quarter shall be increased to $12,000 per month; and at such time as the Company's quarterly gross revenue shall exceed or equal the sum of $600,000, his salary for the following quarter shall be increased to $12,000 per month; and at such time as the Company's quarterly gross revenue shall exceed or equal the sum of $900,000, his salary for the following quarter shall be increased to $15,000 per month . However, if the quarterly gross revenue decreases below the benchmark levels described, Mr. Steele's salary shall be decreased to the corresponding monthly salary. Mr. Steele receives an automobile allowance of $500 per month and all other benefits provided to other full-time employees. Additionally, he is eligible for an annual bonus based upon the Recast Profits of Quintek over the prior twelve (12) month calendar/fiscal year period. If Quintek's Recast Profit Margin for the prior twelve (12) month calendar/fiscal year period is less than six (6%) percent then he will not receive any bonus; but if it equals or exceeds six (6%) percent, then he will be paid a bonus of three (3%) percent of Recast Profits within thirty (30) days of such year end. For each additional one (1%) percent of Recast Profits over and above six (6%) percent of Recast Profits for the prior twelve (12) month calendar/fiscal year period, he will receive an additional bonus of one (1%) percent of Recast Profits, such additional bonus to be prorated for each additional one (1%) percent in Recast Profit Margin over and above the sum of six (6%) percent of Recast Profit Margin for the prior twelve (12) month calendar/fiscal year period. For example, if at the end of calendar/fiscal year 2004, Quintek's Recast Profits for the prior year amount to $994,200 then Mr. Steele would be paid the sum of $99,552 within thirty (30) days. For the purposes of the agreement, "Executive's Compensation" is defined as Mr. Steele's salary, car allowance and interest paid on Steele's loans (if any) to Quintek, as calculated by Quintek's regular accountant(s). In the Employment Agreement, "Recast Profits" was defined as net profits before interest, taxes, depreciation and amortization (EBITDA), less Executive's Compensation, and "Recast Profit Margin" was defined as the quotient of Recast Profits divided by gross revenue. Mr. Steele received a grant of 1,000,000 shares of Series A Preferred Stock upon execution of the Employment Agreement, and Quintek agreed to sell stock (or grant to Mr. Steele rights to purchase additional shares of common stock) at $0.03 per share such that, including all options or shares previously issued to or purchased by Mr. Steele, he would own, in the aggregate, shares of common stock or rights to purchase shares of common stock representing ten percent (10%) of the current outstanding common stock of Quintek, on a fully-diluted basis after taking into account the issuance of such additional shares to Mr. Steele and assuming the issuance of all other shares subject to currently outstanding options or warrants. The Employment Agreement states that the agreement(s) specifically granting the shares to be purchased by Mr., Steele will have, at minimum, new termination and repurchase provisions, with the termination provisions to be consistent with new termination and repurchase provisions set forth in this Agreement. The agreement(s) also will contain provisions providing Mr., Steele with pre-emptive rights to purchase additional shares of common stock under certain circumstances. Options to Mr., Steele shall vest according to the following schedule: Right to purchase two and a half percent (2.5%) of outstanding common stock, upon the authorization of additional shares by the shareholders of Quintek; assuming that authorization of more shares is approved by the shareholders of the Company, options giving Executive the right to purchase an additional two and a half percent (2.5%) of outstanding common stock at the time of grant, will be granted to executive upon the one (1) year anniversary of Steele's Employment Agreement for the following three (3) years. In the event of a sale of Quintek, termination of the Employment Agreement by the Company, or any other event that may impede Quintek's ability to fulfill its obligations under the Employment Agreement, all options will be immediately vest. The Employment Agreement shall not be terminated by any merger or consolidation where Quintek is not the consolidated or surviving corporation or by any transfer of all or substantially all of the assets of Quintek. In the event of any such merger or consolidation or transfer of assets, the surviving or resulting corporation or the transferee of the assets of Quintek shall be bound by and shall have the benefit of the provisions of the Employment Agreement, and Quintek shall take all steps necessary to ensure that such corporation or transferee is bound by the provisions of the Employment Agreement.

                                     ITEM 1

                              ELECTION OF DIRECTORS
                             -----------------------

(Item 1 on Proxy Card)

The shareholders are being asked to elect two directors, who will comprise the entire Board of Directors of the Company, to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All of the nominees are current members of the Board of Directors.

Although the Board of Directors has no reason to believe any of the nominees will be unable to accept such nomination, if such should occur, proxies will be voted (unless marked to the contrary) for such substitute person or persons, if any, as shall be recommended by the Board of Directors. However, proxies will not be voted for more than two Directors. Shareholders who do not wish their shares to be voted for a particular nominee may so direct in the space provided in the proxy card.

The Board of Directors has nominated, and recommends the election of, the two persons listed below to serve as Directors of the Company. The following information is furnished with respect to each nominee for election as a
Director:


 Name                      Age      Position(s) with  the  Company
 -----------------   -----------    --------------------------------------

Robert Steele              37       Chief  Executive  Officer, President,
                                    Chairman of the Board of Directors


Andrew Haag                35       Chief Financial Officer,
                                    Director

Robert Steele has been the Company's Chief Executive Officer, President, and Chairman of the Board of Directors since January 30, 2003. He was a consultant to the Company from December 16, 2002. From May 1999 through June 2001 he was the founder and Chief Executive Officer of iBrite, a wireless information software company whose software products enable customers to deploy complex content such as engineering technical manuals and sales literature and pricing to small mobile devices such as PDAs. Mr. Steele provided the initial product design and assembled and led the team that: created a wireless / mobile software company and raised two rounds of financing totaling $4.5 Million; developed business plans and financial models including detailed sales & marketing, forecasting, budgeting, competitive analysis and market positioning within the wireless industry; established contractual partnerships with AOL and Global Knowledge, a $400M training company; and created iBrite's Wireless iDNA Architecture. iBrite filed three patents based on Mr. Steele's designs and released eight software products. From September 1988 through April 1998 Mr. Steele served as Corporate Vice President & Chief Technology Officer for CADD Microsystems, Inc. (CMI), currently the leading provider of AutoDesk Computer Aided Design software, consulting, training and integration services in the Washington, DC Metropolitan Area. Mr. Steele sold and supervised significant consulting contracts with clients such as Lucent Technologies, Long Airdox Mining (Division of the Fortune 500 Marmon Group), ABB, GSA (General Services Administration), FAA (Federal Aviation Administration) and NRO (National Reconnaissance Office).Mr. Steele received a Bachelor of Science in Electronic and Computer Engineering from George Mason University in 1988.

Andrew Haag has been the Company's Chief Financial Officer and a Director since January 31, 2003. Prior to that, from December 2002, he was employed by the Camelot Group, Inc., an investment banking firm, to assist its corporate clients on capital structure, the structure of PIPE transactions and the preparation of offering documents. From May, 2001, Mr. Haag was employed by Aquasearch, Inc., a publicly held company, where he raised significant funds from private sources, advised its CEO on strategic business development issues, successfully negotiated several contracts to benefit the company. Mr. Haag assisted in drafting corporate business plan, terms of investment, press releases and other corporate documents. From November 1998 through April 2001 he was employed by Nutmeg Securities, Ltd., where he advised institutional and individual clientele on corporate offerings and equity trading, and performed corporate advisory work for both public and private companies. From June 1998 through October 1998 Mr. Haag was a Managing Director of Waldron & Co. Inc., an investment bank located in Irvine, CA.

From 1992 through 1998 Mr. Haag was employed by Auerbach, Pollak & Richardson, investment bankers, located in Stamford, CT and Beverly Hills, CA, rising to Managing Director, where he: assisted in the development of the firm, attracting and referring new hires and clients to all offices; developed a national and international client base for the firm that participated in a majority of the firm's corporate offerings; set up and managed road shows for firm's corporate clientele; attracted a wide variety of corporate clientele; assisted in the structuring and funding of offerings for corporate clientele; and increased visibility of the firm through networking of research and offerings. Mr. Haag attended the University of Maine and CUNY Hunter College.

Cumulative voting rights exist with respect to the election of Directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast the total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. However, a shareholder may not cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the Annual Meeting and prior to the voting of his intention to cumulate his votes. If any shareholder gives such notice, all shareholders (including those voting by proxy) may then cumulate their votes. The candidates receiving the highest number of votes up to the number of directors to be elected will be elected.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

The Board of Directors of the Company held a total of five (5) meetings during the fiscal year ended June 30, 2002 and eleven (11) meetings during the fiscal year ended June 30, 2003 (including actions adopted by unanimous consent). Each member of the Board of Directors attended 100% of the aggregate of the number of meetings of the Board and Board Committees of which he was a member during the 2002 fiscal year, and 100% of said meetings during the 2003 fiscal year. The Company does not have a policy with regard to director's attendance at annual meetings. The Company's Board of Directors has not created a procedure for shareholders to send communications to the Board since the Company's board and management team is quite small and easily accessible.

The entirety of the Board of Directors serves as the Company's Audit Committee.

The Audit Committee of the Board of Directors presently consists of Mr. Steele (Chairman) and Mr. Haag. It held no meetings during the 2002 fiscal year and has held one (1) meeting during the 2003 fiscal year. The Audit Committee recommends the engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants, for reviewing and evaluating the Company's accounting principles, reviewing the independence of independent auditors, and reviewing the adequacy and effectiveness of the Company's internal controls. See "Report of the Audit Committee."

COMPENSATION OF DIRECTORS

Members of the Board of Directors do not currently receive any cash compensation for serving on the Board of Directors or any Committee thereof.

DIRECTOR NOMINATION PROCESS

The Company presently does not have a nominating committee to select nominees for its Board of Directors, nor does it have a committee performing a similar function. Robert Steele and Andrew Haag currently comprise the entirety of the Company's Board of Directors and each has participated in the consideration of director nominees. Currently, the Company believes that, because the Company cannot afford directors and officers liability insurance, the Company could not recruit quality nominees, other than the current directors, to serve on the Board of Directors. No candidates have been put forth by shareholders, nor has the Company paid a third party to assist in identifying or evaluating prospective nominees.
                                     ITEM 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
            --------------------------------------------------------

(Item 2 on Proxy Card)


The firm of Kabani & Company, Inc., Certified Public Accountants has been selected by the Board of Directors to serve as the Company's independent auditors for fiscal year 2004. The shareholders will be asked to ratify this appointment at the Annual Meeting. A representative of Kabani & Company, Inc., Certified Public Accountants is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

On March 15, 2004, the Company received a letter dated March 8, 2004 from Heard, McElroy &Vestal LLP ("Heard McElroy"), the the Company's principal accountant for the fiscal year ended June 30, 2003 resigning as the Company's independent public accountants. The decision to resign by Heard McElroy did not involve a dispute with the Company over accounting policies or practices. On March 24, 2004, the Company appointed Kabani & Company, Inc., Certified Public Accountants, as its new independent public accountants. The decision to retain Kabani & Company, Inc., Certified Public Accountants, was made by the Company's Board of Dirctors.

     The reports of Heard McElroy on the Company's financial statements for each of the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and through March 8, 2004, there were no disagreements with Heard McElroy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Heard McElroy's satisfaction, would have caused Heard McElroy to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years, except for the fact that Heard McElroy, in its report for the past two fiscal years, has included an opinion that, due to the Company's lack of revenue producing assets and history of losses, there is doubt about the Company's ability to continue as a going concern.

     During the Company's two most recent fiscal years and through March 15, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).


The following resolution concerning the appointment of the independent auditors will be presented to the shareholders at the Annual Meeting:

 RESOLVED,  that the appointment by the Board of Directors of the Company of

 Kabani & Company, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2004 is hereby ratified and approved.


The affirmative vote of a majority of the votes cast by all holders of the outstanding shares of Common Stock (with each share of Common Stock entitled to one vote) is required for ratification of this proposal.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY   RECOMMENDS  THAT  YOU  VOTE  "FOR"  THE
RATIFICATION OF THE PROPOSAL SET FORTH ABOVE.


                                     ITEM 3

 APPROVAL OF AN AMENDMENT TO THE COMPANY`S ARTICLES OF INCORPORATION INCREASING
         THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND THE NUMBER
                     OF AUTHORIZED SHARES OF PREFERRED STOCK

                 -----------------------------------------------

(Item 3 on Proxy Card)

The Company's Articles of Incorporation presently authorizes the issuance of up to 50,000,000 shares of Common Stock and up to 10,000,000 shares of Preferred Stock. The Board of Directors has approved a resolution which if approved by the shareholders would increase the number of authorized shares of Common Stock to 200,000,000 and the number of authorized shares of Preferred Stock to 50,000,000.

As of December 1, 2003, no shares of Preferred Stock are issued and outstanding. However, the sole type of preferred stock allowed to be issued by the current Articles of Incorporation is, in the experience and judgment of management, not salable to investors and is unusable by the Company in its attempts to restructure and finance the Company's liabilities.

As of December 2003, the number of actually issued and outstanding shares of Common Stock is 48,884,994 which is slightly less than the number of shares of Common Stock which are currently authorized (50,000,000) by the Articles of Incorporation. Unfulfilled commitments of issuance of preferred and common shares consist of the following:

(A) The Company committed to issue 1,008,654 shares of Series A Preferred Stock in connection with the conversion $252,213 owed to employees. The Company has committed to issue one creditor 320,000 shares of Series A Preferred stock in connection with the conversion of $8,000 of past due monies owed. The Company has committed to grant the holders of Series A Preferred Stock the right to convert the shares into common stock on a one for one basis.

(B) The Company has committed to issue 2,000,000 shares of Series B Preferred Stock in connection with two executive employment agreements. The Company has committed to grant holders of the Series B Preferred Stock rights to convert the shares into common stock on a one for one basis.

(C) The Company has committed to issue 11 creditors 20,148 shares of Series C Preferred stock in connection with the conversion $20,148.16 of past due monies owed. The Company has committed to grant holders of the Series C Preferred Stock the rights to convert the shares into common stock on a twenty for one basis.

(D) The Company has committed to issue shareholders 4,828,572 shares of common stock and 2,642,857 three-year warrants to purchase common stock at prices ranging from $0.13-$0.175 in connection with consulting services and financing transactions made with these shareholders.

(E) The Company has committed to issue warrants to purchase 2,000,000 shares of common stock in connection with completed purchase order financing agreements.

(F) The Company has committed to issue 500,000 common shares and warrants to purchase 500,000 common shares in connection with consulting agreements.

(G) The Company has committed to issue up to 8,333,333 common shares and warrants to purchase up to 8,333,333 common shares in connection with a $500,000 financing agreement.

All of these commitments are part of the financing efforts that management has been pursuing to maintain operations, grow the Company, retain employees and build shareholder value.

Based upon the foregoing outstanding shares, the Company currently has 1,115,006 shares of Common Stock and, practically speaking, no shares of Preferred Stock remaining available for other purposes. The purpose of the proposed amendment is to authorize a sufficient number of additional shares of Common Stock and utilizable Preferred Stock (in conjunction with the proposal described in Item 4 below) to provide the Company with the flexibility to issue Common Stock and Preferred Stock for a variety of corporate purposes, such as to make acquisitions through the use of shares, to raise equity capital, to issue additional warrants or options, or to issue shares in lieu of debts or for payment of services. At this time, the Company has made arrangements to issue, subject to the approval of this resolution, approximately 3,348,802 shares of Preferred Stock, convertible into 3,731,614 shares of Common Stock, in lieu of approximately $280,361 of debts and services. Additionally, the Company has made arrangements to issue, subject to the approval of this resolution, up to 13,661,905 shares of Common Stock and warrants to purchase up to 13,476,190 shares of Common Stock. As of December 1, 2003, and assuming approval of this proposal, there would be up to 27,138,095 shares of Common Stock eligible for future issuance, and 3,348,802 shares of Preferred Stock eligible for future issuance. The Board of Directors will have the authority to issue these authorized shares of Common Stock and Preferred Stock from time to time for proper corporate purposes without further shareholder approval unless required by applicable law. Shareholders do not have preemptive rights with respect to the Common Stock. The issuance of Common Stock or securities, which may include Preferred Stock so designated, convertible into Common Stock, on other than a pro-rata basis, would result in the dilution of a present shareholder's interest in the Company.

The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company. For example, in the event of an attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock or voting Preferred Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment may therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts. In addition, management might use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. At this time, the Company has no additional plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The resolution to be considered by the shareholders at the Annual Meeting reads as follows:

  RESOLVED, that Paragraph A. of Article III of the Articles of Incorporation of the Company shall be amended and restated to read in full as follows:

   "A. The total number of shares of all classes of stock which the corporation shall have authority to issue is 250,000,000 shares, consisting of 200,000,000 shares of Common Stock, without par value, and 50,000,000 shares of Preferred Stock, without par value."

Shareholder approval of this proposal is required under California law. Approval of the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock and Preferred Stock requires the affirmative vote of a majority of all votes cast by the holders of outstanding shares of Common Stock (with each share of Common Stock entitled to one vote). If this proposal is adopted, it will become effective upon filing of Articles of Amendment with the Secretary of State of California which the Company anticipates filing immediately following the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS AMENDMENT TO THE COMPANY`S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK.

                                     ITEM 4

                    APPROVAL OF AN AMENDMENT TO THE COMPANY`S
   ARTICLES OF INCORPORATION AUTHORIZING THE BOARD OF DIRECTORS TO DIVIDE THE PREFERRED STOCK INTO ANY NUMBER OF CLASSES OR SERIES, FIX THE DESIGNATION AND
      NUMBER OF SHARES OF EACH SUCH SERIES OR CLASS, AND ALTER OR DETERMINE
  THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF EACH CLASS OR SERIES
                       OF PREFERRED STOCK NOT YET ISSUED.
                 -----------------------------------------------

(Item 4 on Proxy Card)

The resolution to be considered by the shareholders at the Annual Meeting reads as follows:

  RESOLVED, that Paragraphs B. and C. of Article III of the Articles of Incorporation of the Company shall be amended, restated and replaced by only Paragraph B. to read in full as follows:

   "B. The Board of Directors is authorized to divide the Preferred Stock into any number of classes or series, fix the designation and number of shares of each such series or class, and alter or determine the rights, preferences, privileges and restrictions of each class or series of Preferred Stock not yet issued to the fullest extent of California law."

The Company has made this proposal to give it the corporate tools and flexibility needed to finance a growth-oriented business. The preferred stock currently authorized by the Company's Articles of Incorporation permit the issuance of a single class of stock with strict limitations that severely impair the ability or likelihood of the Company issuing and selling such preferred stock to finance the Company's growth or capital needs as necessary or desirable. Potential purchasers of preferred stock often desire the stock to have characteristics or properties that are currently unavailable under the current Articles of Incorporation. Similarly, the Company's capital needs and other circumstances may demand features in any preferred stock it intends to sell which are also absolutely precluded by the current Articles of Incorporation. In fact, it is unlikely that preferred stock allowed under the current Articles of Incorporation would be able to find any purchasers in today's sophisticated and rapidly changing capital markets. Hence, this proposal is needed to allow the Company to potentially utilize the issuance of preferred stock as a tool to assist the Company to raise capital. Further, as described in the discussion of proposed Item 3 above, the Company has already made commitments, contingent upon the vote of a majority of Company shareholders, to issue classes of preferred stock in order to convert debt to equity and to retain key employees, all of which are part of the restructuring efforts that management has been pursuing to maintain operations and build shareholder value. None of these classes of preferred stock can be issued pursuant to the current Articles of Incorporation. In the event that shareholders do not approve these proposals the Company will be in default of these agreements and may not be able to renegotiate terms with these creditors, thereby creating substantial liabilities, or be able to retain key personnel.

Shareholder approval of this proposal is required under California law. Approval of the amendment to the Company's Articles of Incorporation authorizing the Board of Directors to determine the series and properties of unissued Preferred Stock requires the affirmative vote of a majority of all votes cast by the holders of outstanding shares of Common Stock (with each share of Common Stock entitled to one vote). If this proposal is adopted, it will become effective upon filing of an Amendment of the Articles of Incorporation with the Secretary of State of California which the Company anticipates filing immediately following the Annual Meeting.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS AMENDMENT TO THE COMPANY`S ARTICLES OF INCORPORATION AUTHORIZING THE BOARD OF DIRECTORS TO DIVIDE THE PREFERRED STOCK INTO ANY NUMBER OF CLASSES OR SERIES, FIX THE DESIGNATION AND NUMBER OF SHARES OF EACH SUCH SERIES OR CLASS, AND ALTER OR DETERMINE THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS OF EACH CLASS OR SERIES OF PREFERRED STOCK NOT YET ISSUED.

                                     ITEM 5

                    APPROVAL OF AN AMENDMENT TO THE COMPANY`S
   ARTICLES OF INCORPORATION AUTHORIZING A QUORUM FOR ANY SHAREHOLDER MEETING
         TO BE AT LEAST ONE THIRD (1/3) OF THE SHARES ENTITLED TO VOTE
                 -----------------------------------------------

(Item 5 on Proxy Card)

Section 602 of the California General Corporation Law states that "Unless otherwise provided in the articles, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders, but in no event shall a quorum consist of less than one-third ....
of the shares  entitled to vote at the  meeting...."  The Company's  articles of incorporation currently do not provide for a quorum consisting of less than a majority of shareholders; thus, currently a quorum for a shareholder meeting must constitute a majority of the shares entitled to vote. However, the Company's shares are currently rather widely distributed among a large number of small shareholders, and even though notice of shareholder meeting are properly and timely sent out to shareholders at addresses from current shareholder and NOBO lists, it is sometimes difficult for small public companies (such as the Company) to receive enough proxies and shareholders voting their shares in person to form a quorum for the shareholder's meeting. In such event, a new time and location for a shareholder's meeting must be set and new notices for the meeting must be mailed again. Preparing initial proxy materials, paying for a meeting place, and cost of mailing proxy materials to shareholders is a large expense for the Company, i.e. the cost of preparation of the current proxy preparation materials, mailing costs, cost of meeting facilities and cost of time for parties attending the meeting. Reducing the quorum amount to one-third of the shares entitled to vote at the meeting will greatly reduce (although not eliminate) the likelihood of not having a quorum for a meeting of shareholders and the necessity of having to reschedule another meeting, with attendant extra costs and delay, or even to abandon having such a meeting.

The resolution to be considered by the shareholders at the Annual Meeting reads as follows:

  RESOLVED, that a new Article VIII shall be added to the Articles of Incorporation of the Company to read in full as follows:

"Article VIII. A quorum for any shareholder meeting shall be at least one third (1/3) of the shares entitled to vote."

Shareholder approval of this proposal is required under California law. Approval of the amendment to the Company's Articles of Incorporation authorizing a quorum for any shareholder meeting to be at least one third (1/3) of the shares entitled to vote requires the affirmative vote of a majority of all votes cast by the holders of outstanding shares of Common Stock (with each share of Common Stock entitled to one vote). If this proposal is adopted, it will become effective upon filing of Articles of Amendment with the Secretary of State of California which the Company anticipates filing immediately following the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS AMENDMENT TO THE COMPANY`S ARTICLES OF INCORPORATION AUTHORIZING A QUORUM FOR ANY SHAREHOLDER MEETING TO BE AT LEAST ONE THIRD (1/3) OF THE SHARES ENTITLED TO VOTE.

                                     ITEM 6
                     APPROVAL OF THE 2004 STOCK OPTION PLAN
                            -------------------------
(Item 6 on Proxy Card)

The Company's shareholders are being asked to approve the Company's 2003 Stock Option Plan, a copy of which is attached hereto as Appendix "A".

Plan Summary

The following description of the 2004 Stock Option Plan is intended only as a summary and is qualified in its entirety by reference to the 2003 Stock Option Plan.

Purpose

The purpose of the 2004 Stock Option Plan is to enhance the profitability and value of the Company for the benefit of its stockholders principally by enabling the Company to offer employees and consultants of the Company and its subsidiaries and non-employee directors of the Company stock-based incentives in the Company in order to attract, retain and reward such individuals and strengthen the mutuality of interest between such individuals and the Company stockholders.

Eligibility

All employees and consultants of the Company and its subsidiaries and non-employee directors of the Company designated by the Board of Directors of the Company to participate in the 2004 Stock Option Plan are eligible to receive options under the 2004 Stock Option Plan.

Available Shares

If the proposed amendment is approved, options covering a maximum of 11,822,500 shares of common stock may be issued under the 2004 Stock Option Plan. If an option expires, terminates or is cancelled, the unissued shares of common stock subject to the option will again be available under the 2004 Stock Option Plan.

Terms of Stock Options

Under the 2004 Stock Option Plan, options granted to employees may be in the form of incentive stock options or nonqualified stock options. Options granted to consultants or non-employee directors may only be nonqualified stock options. The committee that administers the 2004 Stock Option Plan (see Administration below) (the Committee) will determine the number of shares subject to each option, the term of each option (which may not exceed ten years or, in the case of an incentive stock option granted to a 10% stockholder, five years), the exercise price per share of stock subject to each option, the vesting schedule (if any) and the other material terms of the option. No incentive stock option may have an exercise price less than 100% of the fair market value of the common stock at the time of the grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value). The exercise price of a nonqualified stock option will be determined by the Committee.

The option price upon exercise may be paid in cash or, if so determined by the Committee, in shares of common stock by a reduction in the number of shares of common stock issuable upon the exercise of the option or by such other method as the Committee determines. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee establishes. At the discretion of the Committee, options may provide for reloads (i.e., a new option is granted for the same number of shares as the number used by the holder to pay the option price upon exercise).

Subject to limited exceptions, options are forfeited upon termination of employment or service. Options are not assignable (except by will or the laws of descent and distribution).

Options may not be granted after the tenth anniversary of the 2004 Stock Option Plans adoption.

Change in Control

Unless otherwise determined by the Committee at the time of the grant, upon a change in control (as defined in the 2004 Stock Option Plan), all of the options automatically will become fully exercisable. However, unless otherwise determined by the Committee at the time of the grant, no acceleration or exercisability of an option will occur, if the Committee determines prior to a change in control that the option will be honored or assumed or new rights substituted immediately following the change in control; provided that, the new rights or alternative option is based on stock which is or will be traded on an established securities market, contains at least substantially equivalent terms and conditions as the option being assumed, and has substantially equal earnings value.

Certain Reorganizations

The 2004 Stock Option Plan provides for appropriate adjustments of the number and kind of shares to be issued upon exercise of an option and of the exercise price to reflect changes in the capital structure of the corporation, stock splits, recapitalizations, mergers and reorganizations.

Amendment or Termination of the 2004 Stock Option Plan

The 2004 Stock Option Plan may be amended by the Board of Directors of the Company, except that stockholder approval of amendments will be required among other things (a) to the extent stockholder approval is required by Rule 16b-3 under the Exchange Act, and (b) to (i) increase the maximum number of shares subject to options granted in a fiscal year, (ii) change the classification of employees eligible to receive awards, (iii) extend the maximum option period under the 2004 Stock Option Plan, or (iv) increase the number of shares that may be issued under the 2004 Stock Option Plan. The 2004 Stock Option Plan is effective for ten years from the date the 2004 Stock Option Plan was adopted during which time options may be granted.

Administration

The 2004 Stock Option Plan will be administered by the Committee, However, with respect to option grants to non-employee directors and any action under the 2004 Stock Option Plan relating to options held by non-employee directors, the Committee will consist of the entire Board of Directors. The Committee will determine the individuals who will receive options and the terms of the options, which will be reflected in written agreements with the holders. Decisions by the Board of Directors or the Committee with respect to the 2004 Stock Option Plan are final and binding.

Federal Income Tax Consequences

Incentive Stock Options. An optionee will not recognize income upon the grant or exercise of an incentive stock option. Instead, the optionee will be taxed at the time he or she sells the stock purchased pursuant to the option. The optionee will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the optionee does not sell the stock within two years from the date of grant of the option and one year from the date the stock is transferred to the optionee, the gain will be a long-term capital gain, and the Company will not be entitled to a deduction. If the optionee sells the stock at a gain prior to that time, the difference between the amount the optionee paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income and the Company will be entitled to a corresponding deduction. If the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount will be taxed as capital gain. If the optionee sells the stock for less than the amount he or she paid for it, the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject an optionee to, or increase an optionees liability for, the alternative minimum tax.

Non-Qualified Stock Options. An optionee will not recognize income upon the grant of a non-qualified stock option under the 2004 Stock Option Plan or at any time prior to the exercise of the option or a portion thereof. Generally, at the time the optionee exercises a non-qualified option or portion thereof, the optionee will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying stock on the date the option is exercised over the option price of the stock and the Company will then be entitled to a corresponding deduction. At that time, the Company will be subject to income tax withholding requirements and will have the right to require an optionee who is or was an employee of the Company to remit in cash to the Company an amount sufficient to satisfy any federal, state and local tax requirements prior to the delivery of any certificate or certificates for such shares of stock.

A subsequent taxable disposition of the stock acquired upon exercise of an option and held as a capital asset will result in a capital gain or loss measured by the difference between the fair market value of the stock on the date of the option exercise and the amount realized on later disposition.

The foregoing is a summary discussion of certain federal income tax consequences to optionees under the Internal Revenue Code and should not be construed as legal, tax or investment advice. ALL 2004 STOCK OPTION PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCESAPPLICABLE TO THEM, INCLUDING FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

Stockholder Approval

The Company's board of directors seeks stockholder approval because such approval is required under the Internal Revenue Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the 2004 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2004 STOCK OPTION PLAN AS OUTLINED ABOVE.

REPORT OF THE AUDIT COMMITTEE

MEMBERSHIP  AND  ROLE  OF  THE  AUDIT  COMMITTEE

The Audit Committee of the Company's Board of Directors (the "Audit Committee") currently consists of the entirety of the Board of Directors. None of the members is independent as defined under the National Association of Securities Dealers` listing standards.

REVIEW OF THE COMPANY`S AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED JUNE 30, 2003


The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended June 30, 2003 with the Company's management. The Audit Committee also discussed with Kabani & Company, Inc., Certified Public Accountants, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees".


Based on the Audit Committee's reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's consolidated audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee recommends the engagement of the Company's independent accountants appointment by the Board of Directors of the Company of Kabani & Company, Inc., Certified Public Accountants, independent auditors, to examine the books, accounts and records of the Company for the fiscal year ending June 30, 2004


 Audit  Committee [June 2003-current]

  Mr. Robert Steele
  Mr. Andrew Haag

AUDIT  AND  RELATED  FEES

Audit Fees

The aggregate fees billed by the Company's auditors for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for fiscal 2003 and 2002 and reviews of the consolidated financial statements included in the Company's Forms 10-QSB were $75,733 for 2002 and $20,375 for 2003. An additional $21,084 was billed to the Company as cumulative "late fees", by the auditor of the Company's annual consolidated financial statements for fiscal 2002.

Audit-Related Fees

For fiscal 2003 and 2002, the Company's auditors did not bill any fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees" above.

Tax Fees

No fees were billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2003 and 2002, respectively.

All Other Fees

No fees were billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting, in fiscal 2003 and 2002.

Audit Committee

The audit committee meets prior to filing of any Form 10-QSB or 10-KSB to approve those filings. In addition, the committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. Approximately 100% of all fees paid to our independent auditors for fiscal 2003 are pre-approved by the audit committee.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and ten percent stockholders are required by SEC regulations to furnish the Company with a copy of all Section 16(a) forms ("Forms 3, 4, and 5") that they file. To the Company's knowledge, based solely on a review of copies of the Forms 3, 4 and 5 furnished to the Company, except as set forth below, all applicable Section 16(a) filing requirements were complied with.

Mr. Robert Steele failed to file a Form 3 reporting his beneficial ownership of securities at the time he became an officer or director of the Company. The appropriate Form was filed by Mr. Steele on September 19, 2003. Mr. Andrew Haag failed to file a Form 3 reporting his beneficial ownership of securities at the time he became an officer or director of the Company. The appropriate Form was filed by Mr. Haag on September 19, 2003.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

In the past we made unsecured loans to our previous directors and officers, listed below. This is no longer a practice of the Company. These loans were all renegotiated as of June 30, 1999. The current loan terms each provide that they are due in 20 years, on June 30, 2019. They bear interest at 4% per annum. Each former officer is obligated to pay $100 per month until the loan matures and to pay the remaining unpaid balance in one balloon payment on June 30, 2019. At June 30, 2002, and June 30, 2003, the following amounts of principal and interest on these loans were unpaid:

                               6/30/02          6/30/03

Tom Sims                     $ 200,085        $ 216,409
Kurt Kunz                       86,716           96,599
Kelly Kunz                      50,624           55,897
Teresa Kunz                     14,200           13,850
                              --------         --------
                             $ 351,625        $ 382,565


These loans were not made in arms-length negotiations between us and the borrowers. The borrowers could not have obtained unsecured loans on similar terms from unrelated third parties. Because of the unsecured nature and length of these loans, they have been discounted by $378,739 (99%) on our financial statements. To the extent that the interest rate, maturity and other terms of these loans are more favorable than could be obtained from third parties, the benefit received by the directors and officers can be considered additional compensation to them.

In January 2003, we entered into a Consulting Agreement with Zubair Kazi. In exchange for his business consulting services, Mr. Kazi was granted a warrant, expiring July 31, 2003, to purchase 4,500,000 shares of our common stock at an exercise price of $0.02 per share. Mr. Kazi currently owns approximately 9.4% of the Company's outstanding common stock.

In June 2003, we entered into an agreement to sell two purchase orders to Zubair Kazi, a private investor. Mr. Kazi currently owns 9.4% of the Company's outstanding common stock. The agreement allowed for the investor to buy these two purchase orders at 97% of face value. This investor was paid directly from the sales proceeds once they were received by Quintek. As part of the financing agreement, the investor will receive a warrant to purchase 500,000 shares of our common stock at an exercise price of $0.046 per share, if and when additional shares of common stock are authorized for issuance by our shareholders. The warrant will have an expiration date of June 2, 2008. As of June 30, 2003, we received $123,083 in financing under this agreement.

In June 2003, we entered into a Purchase Order Financing Agreement with a business management company owned by Zubair Kazi. As part of this agreement, Mr. Kazi's company (or "investor") received an equity fee of a warrant to purchase 1,500,000 shares of our common stock at an exercise price of $0.043 per share, if and when additional shares of common stock are authorized for issuance by our shareholders. The warrant will have an expiration date of June 13, 2008. The financing is limited to $200,000 per month and $4,800,000 in total financing over the 2 year life of the agreement. The company will receive an additional warrant, as a bonus, to purchase two additional shares of our common stock for each $1.00 of financing provided. These bonus warrants shall allow the investor to purchase common stock at the average closing price of our stock for the 90 days prior to the closing of the Purchase Order financing transaction they represent or a fifty percent (50%) discount to the closing price of Quintek's common stock at the day of the closing of the transaction they represent. As of June 30, 2003, we received no financing under this agreement. Perfected Purchase Orders (delivered to and accepted by the customer) will be purchased by the investor at three percent (3%) discount to the investor, or ninety-seven percent (97%) of face value. Non-Perfected Purchase orders (not yet shipped to customer) will be purchased by the investor at ten percent (10%) discount to the investor, or ninety percent (90%) of face value. Quintek will pay a late fee as follows. For Perfected Purchase Orders not paid within 30 days Quintek will pay a late fee equal to three percent (3%) per month. For Non-Perfected Purchase Orders not paid within 60 days Quintek will pay a late fee equal to five percent (5%) per month. Late fees may be paid in cash or stock at the option of the investor.


SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal offices of the Company no later than April _____, 2004.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2005 Annual Meeting must have been received by the Company on or before June 30, 2004 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company's proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which the Company does not receive timely notice.

FORWARD-LOOKING STATEMENTS

This proxy statement may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "would," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of such terms and other comparable terminology. Opinions, forecasts, projections, guidance or other statements other than statements of historical fact are considered forward-looking statements. These statements are based upon assumptions that are subject to change and other risks. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Certain risks and uncertainties inherent in the Company's business are set forth in its filings with the Securities and Exchange Commission. Estimates of future financial or operating performance, provided by the Company, are based on existing market conditions and information available at this time. Actual financial and operating performance may be higher or lower. Future performance is dependent upon many factors, including the success of the Company's international operations, the Company's ability to attract and retain distributors and preferred customers, changes in laws and governmental regulations and changes in market conditions. All subsequent written and oral forward-looking statements attributable to the Company or to individuals acting on the Company's behalf are expressly qualified in their entirety by this paragraph. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

GENERAL  INFORMATION

The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote.

Shareholders who desire to have their shares voted at the Annual Meeting are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope. Shareholders may revoke their proxies at any time prior to the Annual Meeting and shareholders who are present at the Annual Meeting may revoke their proxies and vote, if they so desire, in person.

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2003 is enclosed with this Proxy Statement and Proxy.


                             By  Order  of  the  Board  of  Directors,

                             /s/  Robert Steele
                             ---------------------------------------------
 May 12,  2004                    ROBERT STEELE
                                  Chairman  and  Chief  Executive  Officer

                                   APPENDIX A

              2004 STOCK OPTION PLAN 0F QUINTEK TECHNOLOGIES, INC.

                           QUINTEK TECHNOLOGIES, INC.

                             2004 Stock Option Plan

ARTICLE I.

PURPOSE

The purpose of this Quintek Technologies, Inc. 2004 Stock Option Plan (the "Plan"), is to enhance the profitability and value of Quintek Technologies, Inc. (the "Company") for the benefit of its shareholders by enabling the Company to offer certain employees and Consultants (as defined herein) of the Company and its Subsidiaries (as defined herein) and non-employee directors of the Company stock based incentives in the Company, thereby creating a means to raise the level of stock ownership by employees, Consultants and non-employee directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.

ARTICLE II.

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1. "Board" shall mean the Board of Directors of the Company.

2.2. "Cause" shall mean, with respect to a Participant's Termination of Relationship, unless otherwise determined by the Committee at grant, willful misconduct in connection with the Participant's employment or consultancy or willful failure to perform his or her employment or consultancy responsibilities in the best interests of the Company (including, without limitation, breach by the Participant of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Committee, which determination shall be final, conclusive and binding. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable California law.

2.3. "Change in Control" shall have the meaning set forth in Article VIII.

2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.5. "Committee" shall mean a committee or sub-committee of the Board appointed from time to time by the Board or such committee, as the case may be, which Committee shall include two or more directors who are non-employee directors as defined in Rule 16b-3 (as defined herein) and outside directors as defined under
Section 162(m) of the Code (as defined herein). If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee. Notwithstanding the foregoing, with respect to grants of Options to non-employee directors and any action hereunder relating to Options held by non-employee directors, the Committee shall mean the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

2.6. "Common Stock" means the Common Stock, no par value per share, of the Company.

2.7. "Consultant" means any advisor or consultant to the Company or its Subsidiaries who is eligible pursuant to Article V to be granted Options under this Plan.

2.8.  "Disability"  shall mean  total and  permanent  disability,  as defined in
Section 22(e)(3) of the Code.

2.9.  "Effective  Date" shall mean the effective  date of the Plan as defined in
Article XII.

2.10. "Eligible Employee" shall mean the employees of the Company and its Subsidiaries who are eligible pursuant to Article V to be granted Options under this Plan.

2.11. "Exchange Act" shall mean the Securities Exchange Act of 1934.

2.12. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee. For purposes of the grant of any Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

2.13. "Good Reason" shall mean, with respect to a Participant's Termination of Relationship, (i) if there is an employment agreement between the Company or a Subsidiary and the Participant in effect at the time of grant that defines "good reason" (or words of like import) a termination that is or would be deemed for "good reason" (or words of like import) as defined under such employment agreement at the time of grant, (ii) if there is an employment agreement between the Company or a Subsidiary and the Participant in effect at the time of grant that does not define "good reason" (or words of like import), a voluntary termination which is permitted under the terms of such employment agreement and which is at least ninety (90) days after the occurrence of an event which would be grounds for a termination by the Company that is or would be deemed for "cause" (or words of like import) as defined under such employment agreement at the time of grant, or (iii) if there is no employment agreement between the Company or a Subsidiary and the Participant in effect at the time of grant, a voluntary termination for any reason upon two (2) weeks' prior written notice to the Company, which is at least ninety (90) days after the occurrence of an event which would be grounds for a Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirement).

2.14. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be, and designated as, an "Incentive Stock Option" within the meaning of Section 422 of the Code.

2.15. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.16. "Participant" shall mean the following persons to whom an Option has been granted pursuant to this Plan; Eligible Employees and Consultants of the Company or its Subsidiaries and non-employee directors of the Company.

2.17. "Retirement" with respect to a Participant's Termination of Relationship shall mean a Termination of Relationship without Cause from the Company and/or a Subsidiary by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five (55) as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

2.18. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

2.19.   "Section   162(m)   of  the  Code"   shall   mean  the   exception   for
performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

2.20.  "Stock  Option" or "Option"  shall mean any option to purchase  shares of
Common  Stock  granted  to  Eligible  Employees,   Consultants  or  non-employee
directors pursuant to Article VI.

2.21. "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

2.22. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

2.23 "Termination of Consultancy" shall mean (i) an individual is no longer acting as a Consultant to the Company or a Subsidiary; or (ii) when an entity which is retaining a Participant as a Consultant ceases to be a Subsidiary, unless the Participant thereupon is retained as a Consultant by the Company or another Subsidiary.

2.24. "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company for any reason.

2.25. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

2.26. "Termination of Relationship" shall mean a Termination of Employment or a Termination of Consultancy, as applicable.

2.27. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

2.28. "Withholding Election" shall have the meaning set forth in Section 11.4.


ARTICLE III.

ADMINISTRATION

3.1. The Committee. The Plan shall be administered and interpreted by the Committee.

3.2. Awards. The Committee shall have full authority to grant Stock Options, pursuant to the terms of this Plan. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and non-employee directors to whom Stock Options may from time to time be granted hereunder;

(b) to determine whether and to what extent Stock Options are to be granted hereunder to one or more Eligible Employees, Consultants or non-employee directors;

(c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee, Consultant or non-employee director;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder to an Eligible Employee, Consultant or non-employee director (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Subsection 6.3(d);

(f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees, Consultants or non-employee directors in order to exercise Options under the Plan; and

(g) to determine whether to require Eligible Employees, Consultants or non-employee directors, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option.

3.3. Guidelines. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Option granted under this Plan(and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of countries other than the United States to comply with applicable tax and securities laws. If and solely to the extent applicable, this Plan is intended to comply with Rule 16b-3 and Section162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, conclusive and binding on the Company and all employees, directors, consultants and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7. Designation of Advisors -- Liability.

(a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

(b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or former officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer or former officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's or former officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Stock Options granted to him or her under this Plan.

ARTICLE IV.

SHARE AND OTHER LIMITATIONS

4.1. Shares.

(a) General Limitation. The aggregate number of shares of Common Stock which may be issued under this Plan with respect to which Stock Options may be granted shall not exceed 11,822,500 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full or the Company repurchases any Stock Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option, and/or the number of shares of Common Stock underlying any unexercised Option shall again be available for the purposes of Options under the Plan.

(b) Individual Participant Limitations. The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall be determined by the Committee.

4.2. Changes.

(a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Subsidiary, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be final, conclusive and binding on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

(c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to this Section 4 shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, Consultants and non-employee directors, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreement) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of
Section 4.2(b) shall apply.


ARTICLE V.

ELIGIBILITY

All employees and Consultants of the Company and its Subsidiaries and all non-employee directors of the Company are eligible to be granted Stock Options under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

ARTICLE VI.

STOCK OPTION GRANTS

6.1. Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. The Board shall have the authority to grant to any non-employee director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option(whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion there of which does not qualify, shall constitute a separate Non-Qualified Stock Option.

6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five (5) years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder or Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for and the Participant shall have none of the rights of a holder of shares of Common Stock until such shares of Common Stock have been issued.

(e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

(f) Buy Out and Settlement Provisions. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

(g) Form, Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefore (to the extent not theretofore exercised).

(h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

6.4. Termination of Relationship. The following rules apply with regard to Options upon the Termination of Relationship of a Participant:

(a) Termination by Reason of Death. If a Participant's Termination of Relationship is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(b)  Termination  by Reason of  Disability.  If a  Participant's  Termination of
Relationship is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(c)  Termination  by Reason of  Retirement.  If a  Participant's  Termination of
Relationship is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one
(1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

(d) Involuntary Termination Without Cause or Termination for Good Reason. If a Participant's Termination of Relationship is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

(e)  Termination  Without  Good  Reason.  If  a  Participant's   Termination  of
Relationship  is  voluntary  but  without  Good Reason and such  Termination  of
Relationship occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such Termination of Relationship, but in no event beyond the expiration of the stated term of such Stock Option.

(f) Other Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Relationship is for any reason other than death, Disability, Retirement, Good Reason involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event such termination is for Cause or is a voluntary termination without Good Reason or voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Relationship by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Relationship for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Relationship by the Company for Cause.

6.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

(a) Death, Disability or Otherwise Ceasing to be a Director Other than for Cause. Except as otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for a one (1) year period commencing on the date of the Termination of Directorship, provided that such one (1) year period shall not extend beyond the stated time of such Options.

(b) Cause. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

(c) Cancellation of Options. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

ARTICLE VII.

NON-TRANSFERABILITY

No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Stock Option shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

ARTICLE VIII.

CHANGE IN CONTROL PROVISIONS

8.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Option, the Participant shall be entitled to the following benefits:

(a) Subject to paragraph (b) below, all outstanding Options of Participants granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 8.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

(b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee or Consultant hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by such Participant's employer (or the parent or a subsidiary of such employer), or in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria: (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control; (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control). For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation sec. 1.425-1 (and any amendments thereto).

8.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

(a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

(b) during any period of two consecutive years, a change in the composition of the Board of Directors of the Company such that the individuals who, as of the date hereof, comprise the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this subsection that any individual who becomes a member of an Incumbent Board subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved in advance or contemporaneously with such election by a vote of at least a majority of those individuals who are members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company or actual or threatened tender offer for shares of the Company or similar transaction or other contest for corporate control (other than a tender offer by the Company) shall not be so considered as a member of the Incumbent Board;

(c) upon the merger or consolidation of the Company with any other corporation (other than a parent or subsidiary corporation within the meaning of Section 424(e) or 424(f) of the Code, respectively), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(d) upon the shareholders' of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

ARTICLE IX.

TERMINATION OR AMENDMENT OF THE PLAN

9.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or under the applicable provisions of Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i)
increase the maximum individual Participant limitations under Section 4.1(b);(ii) change the classification of employees eligible to receive Options under this Plan; (iii) extend the maximum option period under Section 6.3; or
(iv) require shareholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Section 162(m) of the Code or, with regard to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to
Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE X.

UNFUNDED PLAN

10.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

ARTICLE XI.

GENERAL PROVISIONS

11.1. Legend. The Committee may require each person receiving shares of Common Stock pursuant to the exercise of a Stock Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other individual any right with respect to continuance of employment or consultancy by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed or if a consultant, retained, to terminate his employment or consultancy at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligation on the Company to retain any Participant as a director, nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

11.4. Withholding of Taxes. The Company shall have the right, if necessary or desirable (as determined by the Company),to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

11.5. Listing and Other Conditions.

(a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to the exercise of an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 11.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

11.6.  Governing  Law.  This Plan shall be governed and  construed in accordance with the laws of the State of California(regardless of the law that might otherwise govern under applicable California principles of conflict of laws).11.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

11.8. Other Benefits. No Stock Option granted under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

11.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to the exercise of any Options hereunder.

11.10. No Right to Same Benefits. The provisions of Options need not be the same with respect to each Participant, and such Options to individual Participants need not be the same in subsequent years.

11.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Option. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

11.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. To the extent applicable, the Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder. For purposes of this paragraph, the Company shall be deemed publicly held when and if the Company has a class of common equity securities registered under Section 12 of the Exchange Act.

11.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

11.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.


ARTICLE XII.

EFFECTIVE DATE OF PLAN

The Plan shall take effect upon adoption by the Board, but the Plan (and any grants of Options made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Options shall be null and void.


ARTICLE XIII.

TERM OF PLAN

No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval, but Options granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XIV.

NAME OF PLAN

The name of the Plan is 2004 STOCK OPTION PLAN 0F QUINTEK TECHNOLOGIES, INC.

                           QUINTEK TECHNOLOGIES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -

                   ANNUAL MEETING OF SHAREHOLDERS JUNE 30, 2004


The undersigned, revoking all prior proxies, hereby appoint(s) Robert Steele and Andrew Haag, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all share of Common Stock of Quintek Technologies, Inc., held of record by the undersigned at the close of business on May 14, 2004, at the Annual Meeting of Shareholders to be held on June 30 2004, and at any adjournment thereof.


This proxy when properly executed will be voted in the manner directed on the reverse side hereof by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" all of the proposals set forth on the reverse side hereof, including all the nominees listed in Item 1 (or, if any such nominees should be unable to accept such nomination, for such other substitute person or persons as may be recommended by the Board of Directors), and in accordance with the proxies` best judgment upon other matters properly coming before the Annual Meeting and any adjournments thereof.

Please date and sign exactly as your name appears below. In the case of joint holders, each should sign. If the signor is a corporation or partnership, sign in full the corporate or partnership name by an authorized officer or partner. When signing as attorney, executor, trustee, officer, partner, etc., give full title.


Dated:  _____________, 2004



-------------------------------------
Signature


-------------------------------------
Signature

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

   [SEE REVERSE SIDE]

1. The election of Robert Steele and Andrew Haag as Directors.

   ___ FOR  ALL  NOMINEES        ___ WITHHOLD  AUTHORITY

(If you wish to withhold authority to vote for one or more but less than all of the nominees named above, so indicate on the line provided below.)

----------------------------------------------------------------

--------------------------

2. Ratification of the appointment of Kabani & Company, Inc., Certified Public Accountants as the independent auditors of the Company for fiscal year ending June 30, 2004.


   ___ FOR        ___ AGAINST        ___ ABSTAIN

--------------------------

3. The proposal to increase the number of  authorized  shares of Common Stock to
200,000,000  and  the  number  of  authorized   shares  of  Preferred  Stock  to
50,000,000.

   ___ FOR        ___ AGAINST        ___ ABSTAIN

--------------------------

4. The proposal to authorize the Board of Directors to divide the Preferred Stock into any number of classes or series, fix the designation and number of shares of each such series or class, and alter or determine the rights, preferences, privileges and restrictions of each class or series of Preferred Stock not yet issued.

   ___ FOR        ___ AGAINST        ___ ABSTAIN

--------------------------

5. The proposal to authorize a quorum for any shareholder meeting to be at least one third (1/3) of the shares entitled to vote.

   ___ FOR        ___ AGAINST        ___ ABSTAIN

--------------------------

6. The proposal to approve and adopt the Quintek Technologies, Inc. 2004 Stock Option Plan.

   ___ FOR        ___ AGAINST        ___ ABSTAIN

--------------------------


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.